SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 12, 1997

               The Originators listed below under a Pooling and Servicing Agreement, dated as of November 30, 1997, providing for the issuance of The Money Store
               Asset-Backed Certificates, Series 1997-D.


                           TMS Mortgage Inc.
                       The Money Store/D.C. Inc.
                    The Money Store/Minnesota Inc.
                   The Money Store Home Equity Corp.
                     The Money Store/Kentucky Inc.
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        Exact name of registrant as specified in its charter)

     *                            333-32775                       *
-----------------              ----------------            -----------------
(State or other                (Commission File            (IRS Employer ID
jurisdiction of                Number)                     Number)
incorporation)
                              ----------------------
                              *--See Schedule A


2840 Morris Avenue, Union, New Jersey                   07083
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(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (908) 686-2000


                                  N/A
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     (Former name or former address, if changed since last report)

                              SCHEDULE A


                                                             IRS
                                      STATE               EMPLOYER
                                       OF                IDENTIFICATION
     REGISTRANT                    INCORPORATION          NUMBER
     ----------                    -------------        --------------

TMS Mortgage Inc.                    New Jersey             22-3217781
The Money Store/D.C. Inc.              D.C.                 22-2133027
The Money Store/Minnesota Inc.       Minnesota              22-3003495
The Money Store Home Equity Corp.     Kentucky              22-2522232
The Money Store/Kentucky Inc.         Kentucky              22-2459832

Item 5.   OTHER EVENTS

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, First Chicago Capital Markets, Inc., Salomon Smith Barney and Lehman Brothers, Inc., (each an "Underwriter") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C. Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Asset-Backed Certificates, Series 1997-
D. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS

EXHIBIT NO.

99.1     Computational Materials of Morgan Stanley & Co. Incorporated
99.2     Computational Materials of Prudential Securities Incorporated
99.3     Computational Materials of First Chicago Capital Markets, Inc.
99.4     Computational Materials of Salomon Smith Barney
99.5     Computational Materials of Lehman Brothers Inc.

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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TMS MORTGAGE INC.
                                      THE MONEY STORE/D.C. INC.
                                      THE MONEY STORE/MINNESOTA INC.
                                      THE MONEY STORE HOME EQUITY CORP.
                                      THE MONEY STORE/KENTUCKY INC.


                                      By:    /s/ Michael H. Benoff
                                      Name:  Michael H. Benoff
                                      Title: Senior Vice President


Dated: December 17, 1997


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                             EXHIBIT INDEX

EXHIBIT

99.1    Computational Materials of Morgan Stanley & Co. Incorporated
99.2    Computational Materials of Prudential Securities Incorporated
99.3    Computational Materials of First Chicago Capital Markets, Inc.
99.4    Computational Materials of Salomon Smith Barney
99.5    Computational Materials of Lehman Brothers Inc.

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